Exhibit 25

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) [  ]



                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

New York                                                    13-5160382
(State of incorporation                                     (I.R.S. employer
if not a U.S. national bank)                                identification no.)

One Wall Street, New York, N.Y.                             10286
(Address of principal executive offices)                    (Zip code)


                             SONOCO PRODUCTS COMPANY
               (Exact name of obligor as specified in its charter)

South Carolina                                               57-0248420
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

One North Second Street
Post Office Box 160
Hartsville, South Carolina                                    29551
(Address of principal executive offices)                     (Zip code)

                                  -------------

                                 Debt Securities
                       (Title of the indenture securities)

1.   General information. Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

--------------------------------------------------------------------------------
                  Name                              Address
--------------------------------------------------------------------------------

     Superintendent of Banks of the          2 Rector Street, New York,
     State of New York                       N.Y.  10006, and Albany, N.Y. 12203

     Federal Reserve Bank of New York        33 Liberty Plaza, New York,
                                             N.Y.  10045

     Federal Deposit Insurance Corporation   Washington, D.C.  20429

     New York Clearing House Association     New York, New York   10005

     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6.   The  consent of the  Trustee  required  by Section  321(b) of the Act.
          (Exhibit  6  to  Form  T-1  filed  with  Registration   Statement  No.
          33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

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




                                    SIGNATURE



        Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 19th day of October, 2004.


                                      THE BANK OF NEW YORK



                                      By: /s/ VAN K. BROWN
                                          --------------------------------------
                                          Name:  VAN K. BROWN
                                          Title: VICE PRESIDENT

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

                                                                       EXHIBIT 7

                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business June 30, 2004, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                                                      Dollar Amounts
                                                                                                                       In Thousands
                                                                                                                       ------------
ASSETS
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin ...................................................              $  2,954,963
   Interest-bearing balances ............................................................................                10,036,895
Securities:
   Held-to-maturity securities ..........................................................................                 1,437,899
   Available-for-sale securities ........................................................................                20,505,806
Federal funds sold and securities purchased under agreements to resell
   Federal funds sold in domestic offices ...............................................................                 5,482,900
   Securities purchased under agreements to resell ......................................................                   838,105
Loans and lease financing receivables:
   Loans and leases held for sale .......................................................................                    48,034
   Loans and leases, net of unearned income .............................................................                38,299,913
   LESS: Allowance for loan and lease losses ............................................................                   594,926
   Loans and leases, net of unearned income and allowance ...............................................                37,704,987
Trading Assets ..........................................................................................                 2,986,727
Premises and fixed assets (including capitalized leases) ................................................                   957,249
Other real estate owned .................................................................................                       374
Investments in unconsolidated subsidiaries and associated companies .....................................                   246,280
Customers' liability to this bank on acceptances outstanding ............................................                   251,948
Intangible assets
   Goodwill .............................................................................................                 2,699,812
   Other intangible assets ..............................................................................                   755,311
Other assets ............................................................................................                 7,629,093
                                                                                                                       ------------
Total assets ............................................................................................              $ 94,536,383
                                                                                                                       ============
LIABILITIES
Deposits:
   In domestic offices ..................................................................................              $ 36,481,716
   Noninterest-bearing ..................................................................................                15,636,690
   Interest-bearing .....................................................................................                20,845,026
   In foreign offices, Edge and Agreement subsidiaries, and IBFs ........................................                25,163,274
   Noninterest-bearing ..................................................................................                   413,981
   Interest-bearing .....................................................................................                24,749,293
Federal funds purchased and securities sold under agreements to repurchase
   Federal funds purchased in domestic offices ..........................................................                   898,340
   Securities sold under agreements to repurchase .......................................................                   721,016
Trading liabilities .....................................................................................                 2,377,862
Other borrowed money:
   (includes mortgage indebtedness and obligations  under capitalized leases) ...........................                10,475,320
Not applicable
Bank's liability on acceptances executed and outstanding ................................................                   254,569
Subordinated notes and debentures .......................................................................                 2,422,807
Other liabilities .......................................................................................                 7,321,226
                                                                                                                       ------------
Total liabilities .......................................................................................              $ 86,116,130
                                                                                                                       ============

Minority interest in consolidated subsidiaries ..........................................................                   139,967

EQUITY CAPITAL
Perpetual preferred stock and related surplus ...........................................................                         0
Common stock ............................................................................................                 1,135,284
Surplus .................................................................................................                 2,082,308
Retained earnings .......................................................................................                 5,118,989
Accumulated other comprehensive income ..................................................................                   (56,295)
Other equity capital components .........................................................................                         0
                                                                                                                       ------------
Total equity capital ....................................................................................                 8,280,286
Total liabilities, minority interest, and equity capital ................................................              $ 94,536,383
                                                                                                                       ============

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

         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller

         We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.


Thomas A. Renyi
Gerald L. Hassell                                                 Directors
Alan R. Griffith


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